SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K


       Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 18, 1996



                     Vanguard Airlines, Inc.
      (Exact name of registrant as specified in its charter)



  Delaware                       0-27034              48-1149290
(State or other                (Commission          (I.R.S. Employer
 jurisdiction of                    File Number)        Identification No.)
 incorporation)


30 N.W. Rome Circle, Mezzanine Level, Kansas City International Airport, Kansas City, Missouri 64153
   (Address of principal executive offices including zip code)



Registrant's telephone number, including area code (816) 243-2100




                                                      Page 1 of 4
                                                      Exhibit at Page 4

             Item 5.   Other Events.


          The Company issued a press release on September 18, 1996, announcing that it has again met the net worth requirements for listing on The Nasdaq SmallCap Market and that the Company's listing will no longer be conditional and the "C" will be removed from the Company's trading symbol. Effective September 19, 1996 trading for the Company's securities will resume under the trading symbol VNGD. A copy of the press release in connection with these announcements is attached hereto as Exhibit 99.1.



Item 7.   Financial Statements and Exhibits.



           Exhibits.

           99.1  Press release dated September 18, 1996.

                                       SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Kansas City, State of Missouri, on September 19, 1996.


                     VANGUARD AIRLINES, INC.




                     By /s/ Robert J. McAdoo
                          Robert J. McAdoo
                          Chairman of the Board, President and Chief
                          Executive Officer

            INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                 Description                     Sequential
Numbers                                                 Page Number

99.1                    Press Release
                        September 18, 1996

                          EXHIBIT 99.1

                          PRESS RELEASE

                                           CONTACT:  Randy Smith (816) 243-2113


For Immediate Release

       VANGUARD AIRLINES MEETS NASDAQ LISTING REQUIREMENTS

Kansas City, MO---September 18, 1996---Vanguard Airlines, Inc. (the "Company") (NASDAQ: VNGDC) announced today that it has again met the net worth requirements for listing on The Nasdaq SmallCap Market. As a result, the Company's listing on Nasdaq will no longer be conditional and the "C" will be removed from the Company's trading symbol. Effective September 19, 1996 the Company's securities will resume under the trading symbol VNGD.

This press release contains forward-looking statements that involve risks and uncertainties. The actual results may differ significantly from those currently anticipated. Factors that may cause such differences include, but are not limited to, general economic conditions, competition and fuel costs.

Vanguard Airlines, which began service in December 1994 and is headquartered in Kansas City, is a low-price, short- to medium-haul passenger airline providing convenient, scheduled jet service to 10 cities throughout the West, Rocky Mountains and Midwest. Vanguard currently serves Chicago-Midway, Dallas/Ft. Worth, Denver, Des Moines, Kansas City, Los Angeles,
Minneapolis/St. Paul, Salt Lake City, San Francisco and Wichita.
Vanguard will begin service to Cincinnati on October 3, Seattle on October 10 and Phoenix on October 17. In addition, Vanguard operates some charter services. The Company currently employs 568 people and operates a fleet of eight aircraft, consisting two Boeing 737-300s and six Boeing 737-200s.